Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement dated as of January 3, 2001 (this "Agreement"), is by and between Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the "Partnership"), and the persons and entity identified as "Unitholders" on the signature pages hereto (individually, a "Unitholder" and collectively the "Unitholders");

                                    RECITALS

         WHEREAS, the Partnership and the Unitholders are parties to a Securities Purchase Agreement dated as of September 22, 2000 (the "Purchase Agreement") pursuant to which the Partnership will acquire from the Unitholders membership interests in Shore Terminals, LLC in exchange for cash and Units of Limited Partnership Interests of the Partnership ("Units");

         WHEREAS, in order to improve the transferability of the Units to be received by the Unitholders pursuant to the Purchase Agreement, the Partnership, as a condition to the consummation of the transactions contemplated therein, has agreed to provide to the Unitholders certain registration rights with respect to the Units.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

                               REGISTRATION RIGHTS

         The Partnership and the Unitholders covenant and agree as follows:

ARTICLE 1.1    Definitions.  For purposes of this Agreement:

         (a) The terms "register," "registered" and "registration" refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

         (1) The term "Registrable Securities" means any Units received by the Unitholders pursuant to the Purchase Agreement, or as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Units.

         (b) The term "Restricted Securities" means the Registrable Securities subject to the provisions of Section hereof.

         (c) The term "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, or other legal entity or government or agency or political subdivision thereof.

         (d) The term "Commission" means the Securities and Exchange Commission.

         (e) The term "Securities Act" means the Securities Act of 1933, as amended, and the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (f) Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities, but with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, it is sold pursuant to Rule 144 or Rule 145 (or any similar provision then in force) under the Securities Act, it may be otherwise transferred without restriction under Rule 144 (or any similar or successor rule or provision then in force) in compliance with the provisions thereof, as long as the volume restrictions thereunder would permit the Unitholder to transfer all Registrable Securities then held by the Unitholder in one transaction and the Partnership shall have delivered a new certificate or other evidence of ownership containing no legend restricting transfer other than one requiring any transfer to be in compliance with the provisions of such rule (other than any volume restrictions thereof) or it has otherwise been transferred by the Unitholder to a Person other than an affiliate of the Unitholder without the consent of the Partnership.

ARTICLE 1.2                Required Registration.

         (a) The Partnership shall, as promptly as practicable after the date hereof, in accordance with and subject to the provisions of this Agreement, prepare and file with the Commission a registration statement on Form S_3 (or if S_3 or a successor form is not then available to the Partnership, on such form of registration statement as is then available to effect a registration of the Registrable Securities) (the "Registration Statement") to register all of the Registrable Securities held by the Unitholders for resale by the Unitholders in non-underwritten, market transactions, and shall use commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act within 90 days of the date of this Agreement. The Partnership agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective from the date on which the Registration Statement is declared effective through the date that is two (2) years after the date of this Agreement.

         (1) The Partnership is obligated to effect only one registration pursuant to this Section A registration shall not be deemed to have been effected unless it has become effective or if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court (unless all of the Registrable Securities have been sold prior to the issuance of such stop order, injunction or other order).

         (b) The Partnership may delay for a maximum of 90 days the filing of the Registration Statement pursuant to this Section when, in its good faith judgment, the Partnership reasonably believes that the filing thereof, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed public offering of securities of the Partnership, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to the Partnership or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of the Partnership.

ARTICLE 1.3 Additional Obligations of the Partnership. If and whenever the Partnership is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any Registrable Securities, the Partnership shall as expeditiously as reasonably practicable:

         (a) prepare and file with the Commission such amendments and post_effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period (provided that the Partnership may delay for a maximum of 90 days the filing of any such amendment when, in its good faith judgment the Partnership reasonably believes that the filing thereof, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed public offering of securities of the Partnership, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to the Partnership or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of the Partnership); cause the related prospectus to be filed pursuant to Rule 424(b) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition set forth in the Registration Statement or supplement to such prospectus;

         (1)      notify the  Unitholders  promptly,  when a  prospectus  or any prospectus supplement or post_effective amendment has been filed, and, with respect to the Registration Statement or any post_effective amendment, when the same has become effective, of any request by the Commission for amendments or supplements to the Registration Statement or related prospectus or for additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the receipt by the Partnership of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, of the happening of any event which requires the making of any changes in the Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and of the Partnership's reasonable determination that a post_effective amendment to the Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under the Registration Statement inadvisable pending such disclosures and post_effective amendment;

         (b) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

         (c) furnish to the Unitholders, without charge, at least one signed copy of the Registration Statement and any post_effective amendment thereto;

         (d) deliver without charge to the Unitholders as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as each Unitholder may reasonably request; and

         (e) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Unitholders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such states as the Unitholders reasonably request in writing, provided that in qualifying under such securities or Blue Sky laws the Partnership shall not be required to qualify to do business or submit to the jurisdiction of any state or other jurisdiction.

         In connection with the registration of Registrable Securities, the Partnership may require the Unitholders to furnish to the Partnership such information regarding the Unitholders and the distribution of such securities as the Partnership may from time to time reasonably request in writing.

         Each Unitholder agrees by acquisition of Registrable Securities that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section (b)(ii)-(vi) hereof, the Unitholder will forthwith discontinue disposition of securities covered by the Registration Statement or prospectus until the Unitholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section (b)(i) hereof, or until the Unitholder is advised in writing by the Partnership that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Partnership, the Unitholders will deliver to the Partnership (at the Partnership's expense) all copies, other than permanent file copies then in the Unitholders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

ARTICLE 1.4 Expenses of Registration. All expenses incurred in connection with the registration pursuant to Section (including, but not limited to, registration, filing and qualification fees, printers' and accounting fees, and the fees and disbursements of counsel for the Partnership) shall be borne by the Partnership, with the exception of fees and disbursements of the Unitholders' counsel, which shall be borne by the Unitholders. In addition, the Unitholders shall bear and pay all underwriting discounts and selling commissions attributable to sales of Registrable Securities.

ARTICLE 1.5 Indemnification and Contribution. In the event any Registrable Securities are included in the Registration Statement under this Agreement:

         (a) The Partnership will indemnify and hold harmless the Unitholders, the officers and directors of the Unitholders and each other Person, if any, who controls the Unitholders within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any prospectus contained therein, or any post-effective amendment thereof or supplement thereto, including all documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Unitholders and each such Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Partnership (which consent shall not be unreasonably withheld); and provided further that the Partnership shall not be liable to any such Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission which has been made in said registration statement or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Partnership by such Person specifically for use in the preparation thereof.

         (b) Each Unitholder, severally and not jointly, will indemnify and hold harmless the Partnership, each of its directors, each of its officers who has signed the Registration Statement, and each Person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Partnership or any such Person, may become subject under the Securities Act or otherwise, but only insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission of a material fact referred to in Section (a) hereof, in each case to the extent (and only to the extent) that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Unitholder specifically for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Unitholders, which consent shall not be unreasonably withheld. The foregoing indemnification shall be limited in amount as to each Unitholder to the proceeds received by such Unitholder upon the sale of such Unitholder's Registrable Securities.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section , notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties, provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to so notify an indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section , except to the extent the indemnifying party is actually prejudiced thereby, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section .

         (d) If the indemnification provided for in this Section from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section (c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding paragraph. Notwithstanding the provisions of this Section (d), no Unitholder shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Unitholder upon the sale of such Unitholder's Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE 1.6 No Assignment of Rights. No Unitholder shall assign any rights or benefits under this Agreement without the prior written consent of the Partnership.

         (1) Reports under the Exchange Act. For the shorter of so long as the Partnership is required under the Exchange Act to file periodic public reports with the Commission, and a period of three (3) years after the date of this Agreement, the Partnership shall use commercially reasonable efforts to:

         (b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act; and

         (1) furnish to a Unitholder owning any Registrable Securities or its agent upon reasonable request a written statement by the Partnership that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Partnership and such other reports and documents so filed by the Partnership, and such other information as may be reasonably required by any Unitholder to avail itself of the benefits of Rule 144 promulgated under the Securities Act.

ARTICLE 2   MISCELLANEOUS

ARTICLE 2.1 Successors and Assigns; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective permitted successors and assigns any rights or remedies under or by reason of this Agreement, except as expressly provided in this Agreement.

ARTICLE 2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

ARTICLE 2.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (1) Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be sent by personal delivery (including courier service), telecopier during normal business hours to the number indicated (followed promptly by mail), or registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below (any communication shall be deemed given upon receipt):

                  If to Unitholders:

                  c/o Lancewood, Inc.
                  300 Delaware Avenue
                  9th Floor
                  Wilmington, Delaware 19801
                  Attention:  Francis Jacobs
                  Telecopier No. (302) 552-3128

                  with a copy to:

                  Warren W. Garden, Esq.
                  5531 Greenbrier Drive
                  Dallas, Texas 75209
                  Telecopier No. (214) 352-3282

                  If to the Partnership:

                  Kaneb Pipe Line Partners, L.P.
                  2435 N. Central Expressway, Suite 700
                  Richardson, TX  75080
                  Attention: Edward D. Doherty, II
                  Telecopier No. (972) 699-4025

         Each of the Partnership and Lancewood, Inc. may change its telecopier number or its address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other notice in the manner herein set forth.

ARTICLE 2.4 Amendments and Waivers. No amendments of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each party hereto. No waiver by any party of any default, misrepresentation, or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

ARTICLE 2.5 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

ARTICLE 2.6 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes any prior understandings, agreements, or representations between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         IN WITNESS WHEREOF, the Partnership and the Unitholder have executed this Agreement as of the date first above written.



                              PARTNERSHIP:

                              KANEB PIPE LINE PARTNERS, L.P.

                              By:   Kaneb Pipe Line Company, its general partner

                              By:
                              Name: E.D. Doherty
                              Title: Chairman of the Board


                              UNITHOLDERS:

                              LANCEWOOD, INC.

                              By:  Francis Jacobs, President



                              David L. Widener


                              Peter J. Jacullo, III


                              Richard Shore, Jr.


                              Michael J. Burgett